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                                                                   EXHIBIT 10.35


                          AMN HEALTHCARE SERVICES, INC.
                             2001 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT


        THIS STOCK OPTION AGREEMENT (the "Agreement"), made this 24th day of July, 2001, by and between AMN Healthcare Services, Inc. (the "Company"), a Delaware corporation and Donald Myll (the "Optionee").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

        WHEREAS, the Company sponsors the AMN Healthcare Services, Inc. 2001 Stock Option Plan (the "Plan"), and desires to afford the Optionee the opportunity to acquire and maintain the Optionee's ownership of the Company's common stock, par value $.01 per share ("Stock") thereunder, thereby strengthening the Optionee's commitment to the welfare of the Company and Affiliates and promoting an identity of interest between stockholders and the Optionee.

        NOW THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

        1.      DEFINITIONS.

        The following definitions shall be applicable throughout the Agreement. Where defined terms are not defined herein, their meaning shall be that set forth in the Plan.

                (a) "Affiliate" means (i) any entity that directly or indirectly is controlled by, or is under common control with the Company and
(ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

                (b)     "Board" means the Board of Directors of the Company.

                (c) "Cause" means the Company or an Affiliate having "cause" to terminate an Optionee's employment or service, as defined in any existing employment, consulting or any other agreement between the Optionee and the Company or a Subsidiary or Affiliate, or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Optionee has ceased to perform his duties to the Company or an Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Optionee has engaged or is about to engage in conduct injurious to the Company or an Affiliate, (iii) the Optionee having been convicted of, or pleaded guilty or no contest to, a felony or a crime involving moral turpitude or (iv) the failure of the Optionee to follow the lawful instructions of the Board or his direct superiors; provided, however, that in the instances of clauses (i), (ii) and
(iv), the Company or Affiliate, as applicable, must give


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the optionee twenty (20) days' prior written notice of the defaults constituting
"cause" hereunder.

                (d) "Change in Control" shall, unless in the case of a particular Option the applicable Stock Option Agreement states otherwise or contains a different definition of "Change in Control," be deemed to occur upon:

                        (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") (other than any of the following (each an "Excluded Person"): HWH Capital Partners, L.P., HWP Capital Partners II, L.P., HWH Nightingale Partners, L.P., HWP Nightingale Partners II, L.P., Haas Wheat & Partners, L.P., any Affiliate of any of the foregoing, or any such group of which any of the foregoing is a member) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a majority of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, or the acquisition by a Person other than an Excluded Person of at least thirty percent (30%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, if at such time the Excluded Persons in the aggregate own a lesser percentage of such securities than the Person making such acquisition of such securities;

                        (ii)    the dissolution or liquidation of the Company;

                        (iii) the sale of all or substantially all of the business or assets of the Company; or

                        (iv) the consummation of a merger, consolidation or similar form of corporate transaction involving the Company that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), if immediately following such Business Combination: (x) a Person (other than an Excluded Person), is or becomes the beneficial owner, directly or indirectly, of a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), or (y) the Company's shareholders cease to beneficially own, directly or indirectly, in substantially the same proportion as they owned the then outstanding voting securities immediately prior to the Business Combination, a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation). "Surviving Corporation" shall mean the corporation resulting from a Business Combination, and "Parent Corporation" shall mean the ultimate parent corporation that directly or indirectly has beneficial ownership of a majority of the combined voting power of the then outstanding voting securities of the Surviving Corporation entitled to vote generally in the election of directors.

                (e) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include


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any amendments or successor provisions to such section and any regulations under such section.

                (f) "Committee" means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board. Unless the Board is acting as the Committee or the Board specifically determines otherwise, each member of the Committee shall, at the time he takes any action with respect to a Option under the Plan, be an Eligible Director, however the mere fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Option granted by the Committee which Option is otherwise validly made under the Plan.

                (g) "Common Stock" means the common stock, par value $0.01 per share, of the Company.


                (h)     "Company" means AMN Healthcare Services, Inc.

                (i) "Disability" means a condition entitling a person to receive benefits under the long-term disability plan of the Company, a Subsidiary or Affiliate, as may be applicable to the Optionee in question, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which the Optionee was employed or served when such disability commenced or, as determined by the Committee based upon medical evidence acceptable to it.

                (j)     "Effective Date" means July 24, 2001.

                (k) "Eligible Director" means a person who is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder; provided, however, that clause (ii) shall apply only with respect to grants of Options with respect to which the Company's tax deduction could be limited by Section 162(m) of the Code if such clause did not apply.

                (l) "Eligible Person" means any (i) individual regularly employed by the Company, a Subsidiary or Affiliate who satisfies all of the requirements of Section 6; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company, or Affiliate or (iii) consultant or advisor to the Company, a Subsidiary or Affiliate who is entitled to participate in an "employee benefit plan" within the meaning of 17 CFR Section 230.405 (which, as of the Effective Date, includes those who (A) are natural persons and (B) provide bona fide services to the Company other than in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities).


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                (m)     "Exchange Act" means the Securities Exchange Act of
                        1934.

                (n) "Fair Market Value," on a given date means (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the NASDAQ on a last sale basis, the amount determined by the Board to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

                (o) "Grant Date" means the date on which the granting of an Option is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date of this Stock Option Agreement.

                (p) "Non-Qualified Stock Option" means an Option granted by the Committee to an Optionee under the Plan which is not an incentive stock option as described in Section 422 of the Code.

                (q) "Normal Termination" means termination of employment or service with the Company and Affiliates:

                        (i)     by the Optionee;

                        (ii)    upon retirement;

                        (iii)   on account of death or Disability; or

                        (iv) by the Company, a Subsidiary or Affiliate without Cause.

                (r)     "Option" means an award granted under Section 2.

                (s)     "Option Period" means the period described in Section 2.

                (t) "Option Price" means the exercise price for an Option as described in Section 2.

                (u) "Optionee" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Option pursuant to Section 2.

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                (v)     "Securities Act" means the Securities Act of 1933, as
amended.

                (w) "Stock" means the Common Stock or such other authorized shares of stock of the Company, as the Committee may from time to time authorize for use under the Plan.

                (x) "Subsidiary" means any subsidiary of the Company as defined in Section 424(f) of the Code.

        2. GRANT OF OPTION. Subject to the terms and conditions set forth herein, the Company hereby grants to the Optionee, during the period commencing on the date of this Agreement and ending the day prior to the tenth anniversary of the date hereof (the "Termination Date"), the right and option (the right to purchase any one share of Stock hereunder being an "Option") to purchase from the Company, at $392.04 per share (the "Option Price"), an aggregate of 10,643 shares of Stock (the "Option Shares"). The original ten-year term of such Option shall be referred to herein as the "Option Period". The Options are not intended to be "incentive stock options" within the meaning of Section 422 of the Code.

        3. LIMITATIONS ON EXERCISE OF OPTION. As set forth in the Plan, and subject to the terms and conditions set forth herein, the Optionee may exercise 25% of the Option on and after the first annual anniversary of the Grant Date,(1) an additional 25% of the Option on and after the second anniversary of the Grant Date,(1) an additional 25% of the Option on and after the third anniversary of the Grant Date,(1) and a final 25% of the Option on and after the fourth anniversary of the Grant Date.(1)

        4.      TERMINATION OF EMPLOYMENT.

                (a) If, prior to the end of the Option Period, the Optionee shall undergo a Normal Termination other than due to death or Disability, (i) the portion of the Option which is vested at the time of such Normal Termination shall be determined in accordance with Section 3, (ii) the portion of the Option which is not vested at the date of such Normal Termination shall expire on such date; and (iii) the portion of the Option which is vested at the date of such Normal Termination shall expire on the earlier of the Termination Date or the date that is three months after the date of such Normal Termination.

                (b) If, prior to the end of the Option Period, the Optionee dies or incurs a Disability while still in the employ or service of the Company, a Subsidiary or Affiliate, or if the Optionee dies within three months following a Normal Termination, (i) the portion of the Option which is not vested at the date of such termination shall expire on such date; and (ii) the portion of the Option which is vested at the date of such termination shall expire on the earlier of the Termination Date or the date that is twelve



--------
(1) For purposes of this Section 3, the Grant Date is considered to be May 21, 2001.

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months after the date of such termination. In such event, the vested portion of the Option may be exercised as described above by the Optionee's personal representative or executor, or by the person or persons to whom the Optionee's rights under the Option pass by will or the applicable laws of descent and distribution.

                (c) If, prior to the Termination Date, the Optionee is terminated from the employment or service with the Company for Cause or for reasons other than a Normal Termination, all portions of the Option then held by such Optionee (whether or not vested) shall expire immediately upon such cessation of employment or service.

        5.      METHOD OF EXERCISING OPTION.

                (a) The Optionee may exercise any or all of the Options after the time they become vested pursuant to Section 3 hereof by delivering to the Committee a written notice of exercise (in a form designated by the Committee) signed by the Optionee stating the number of Options that the Optionee has elected to exercise at that time and tendering the full payment of the Option Price of the shares of Stock to be thereby purchased from the Company. Payment of the Option Price of the shares may be made in cash and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised (including any means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company; provided, however, that such shares are not subject to any pledge or other security interest and have either been held by the Optionee for six months, previously acquired by the Optionee on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge in respect of the Option), or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the Option Price, (ii) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds of the sale of the Stock subject to the Option, sufficient to pay the Option Price, or (iii) by such other method as the Committee may allow.

                (b) The Optionee may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any shares of Stock or other property deliverable under the Option or from any compensation or other amounts owing to the Optionee the amount (in cash, Stock or other property) of any required tax withholding and payroll taxes in respect of an Option, its exercise, or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

                (c) Without limiting the generality of clause (b) above, in the Committee's sole discretion the Optionee may satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by delivery of shares of Stock owned by the Optionee (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6


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months or purchased on the open market) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise of the Option a number of shares with a Fair Market Value equal to such withholding liability.

        6. ISSUANCE OF SHARES. As promptly as practical after receipt of written notification of exercise and full payment of the Option Price together with any required income tax withholding, the Company shall issue or transfer to the Optionee, the number of shares with respect to which the Option has been so exercised (less shares withheld in satisfaction of tax withholding obligations, if any), and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name. The shares delivered to the Optionee pursuant to this Section 6 shall be free and clear of all liens, fully paid and non-assessable.

        7.      COMPANY; OPTIONEE.

                (a) The term "Company" as used in this Agreement with reference to employment shall include the Company, its Subsidiaries and its Affiliates, as appropriate.

                (b) Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the beneficiaries, the executors, the administrators, or the person or persons to whom the Options may be transferred by will or by the laws of descent and distribution, the word "Optionee" shall be deemed to include such person or persons.

        8. PURCHASE FOR INVESTMENT; LEGENDS. In the event that the offering of Option Shares with respect to which the Options are being exercised is not registered under the Securities Act, but an exemption is available that requires an investment representation or other representation, the Optionee, if electing to purchase Option Shares, shall represent that such Option Shares are being acquired for investment and not with a view to distribution thereof, and to make such other reasonable and customary representations regarding matters relevant to compliance with applicable securities laws as are deemed necessary by counsel to the Company. Stock certificates evidencing such unregistered Option Shares that are acquired upon exercise of the Options shall bear restrictive legends in substantially the following form and such other restrictive legends as are required or advisable under the provisions of any applicable laws or are provided for in the Shareholders Agreement or any other agreement to which Optionee is a party:

        THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR UNDER ANY STATE SECURITIES LAWS AND SHALL NOT BE TRANSFERRED AT ANY TIME IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE



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        SECURITIES LAWS WITH RESPECT TO SUCH SHARES AT SUCH TIME, OR (II) AN
        OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL, TO THE EFFECT THAT SUCH TRANSFER AT SUCH TIME WILL NOT VIOLATE THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

        9. NON-TRANSFERABILITY. The Options are not transferable by the Optionee other than to a designated beneficiary upon death, by will or the laws of descent and distribution, or to a trust solely for the benefit of the Optionee or his immediate family, and are exercisable during the Optionee's lifetime only by him, or in the case of the Options being held by such a trust, by the trustee.

        10.     FORFEITURE FOR NON-COMPETE VIOLATION.

        (a) Non-Compete. The grantee agrees that during the term of grantee's employment and for a period of two years thereafter (the "Coverage Period") the grantee will not engage in, consult with, participate in, hold a position as shareholder, director, officer, consultant, employee, partner or investor, or otherwise assist any business entity (i) in any State of the United States of America or (ii) in any other country in which the Company has business activities, in either case, that is engaged in any activities which are competitive with the business of providing healthcare or other personnel on a temporary basis to hospitals, healthcare facilities or other entities and any and all business activities reasonably related thereto in which the Company or any of its divisions, affiliates or subsidiaries are then engaged.

        (b) Non-Solicit. The grantee agrees that during the Coverage Period, he shall not solicit, attempt to solicit or endeavor to entice away from the Company any person who, at any time during the Term was a traveling nurse or other healthcare professional, employee, customer, client or supplier of the Company.

        (c) Confidential and Proprietary Information. The grantee agrees that he will not, at any time make use of or divulge to any other person, firm or corporation any confidential or proprietary information concerning the business or policies of the Company or any of its divisions, affiliates or subsidiaries. For purposes of this Agreement, any confidential information shall constitute any information designated as confidential or proprietary by the Company or otherwise known by the grantee to be confidential or proprietary information including, without limitation, customer information. Grantee acknowledges and agrees that for purposes of this Agreement, "customer information" includes without limitation, customer lists, all lists of professional personnel, names, addresses, phone numbers, contact persons, preferences, pricing arrangements, requirements and practices. Grantee's obligation under this Section 10(c) shall not apply to any information which (i) is known publicly; (ii) is in the public domain or hereafter enters the public domain without the fault of grantee; or (iii) is hereafter disclosed to grantee by a third party not under an obligation of confidence to the Company. Grantee agrees not to remove from the premises of the Company, except as an


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employee of the Company in pursuit of the business of the Company or except as specifically permitted in writing by the Company, any document or other object containing or reflecting any such confidential or proprietary information. Grantee recognizes that all such information, whether developed by the grantee or by someone else, will be the sole exclusive property of the Company. Upon termination of employment, grantee shall forthwith deliver to the Company all such confidential or proprietary information, including without limitation all lists of customers, pricing methods, financial structures, correspondence, accounts, records and any other documents, computer disks, computer programs, software, laptops, modems or property made or held by him or under his control in relation to the business or affairs of the Company or any of its divisions, subsidiaries or affiliates, and no copy of any such confidential or proprietary information shall be retained by him.

        (d) Forfeiture for Violations. If the grantee shall at any time violate the provisions of Section 10(a), (b), or (c), the grantee shall immediately forfeit all options (whether vested or unvested) and any exercise of an option which occurs after (or within 6 months before) any such violation shall be void ab initio.

        11. RIGHTS AS STOCKHOLDER. The Optionee or a transferee of the Options shall have no rights as a stockholder with respect to any share of Stock covered by the Options until the Optionee shall have become the holder of record of such share and no adjustment shall be made for dividends or distributions or other rights in respect of such share of Stock for which the record date is prior to the date upon which she shall become the holder of record thereof.

        12. CHANGES IN CAPITAL STRUCTURE. Options granted under the Plan and any Stock Option Agreements, the maximum number of shares of Stock subject to all Options stated in Section 5(a) of the Plan and the maximum number of shares of Stock with respect to which any one person may be granted Options during any period stated in Section 5(d) of the Plan shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Options or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Option or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustments under Section 11 of the Plan shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Options intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing Options granted under the Plan to fail to qualify as "performance-based compensation" for purposes of

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Section 162(m) of the Code. The Company shall give each Optionee notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

                Notwithstanding the above, in the event of any of the following:

                (a) The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

                (b) All or substantially all of the assets of the Company are acquired by another person;

                (c)     The reorganization or liquidation of the Company; or

                (d) The Company shall enter into a written agreement to undergo an event described in clauses (a), (b) or (c) above, then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Stock received or to be received by other shareholders of the Company in the event.

        13.     EFFECT OF CHANGE IN CONTROL.

                (a) In the event of a Change in Control, notwithstanding any vesting schedule, the Option shall become immediately exercisable with respect to 100 percent of the shares subject to such Option and, to the extent practicable, such acceleration of exercisability shall occur in a manner and at a time which allows the Optionee the ability to exercise his Option and participate in the Change in Control transaction with respect to the Stock subject to such Option.

                (b) In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the Optionee, cancel any outstanding portions of the Option and pay to the Optionee, in cash or stock, or any combination thereof, the value of such portions of the Option based upon the price per share of Stock received or to be received by other shareholders of the Company in the event.

                (c) The obligations of the Company under this Agreement shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of the Optionee's rights under this Agreement in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

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        14.     COMPLIANCE WITH LAW. Notwithstanding any of the provisions hereof, the Optionee hereby agrees that the Optionee will not exercise the Options, and that the Company will not be obligated to issue or transfer any shares to the Optionee hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities for sale under the Securities Act or to take any other affirmative action in order to cause the exercise of the Options or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority.

        15. NOTICE. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Optionee may be given to the Optionee personally or may be mailed to her at her address as recorded in the records of the Company.

        16. NO RIGHT TO CONTINUED EMPLOYMENT. This Agreement shall not be construed as giving the Optionee the right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate. Further, the Company or an Affiliate may at any time dismiss the Optionee or discontinue any consulting relationship, free from any liability or any claim under this Agreement, except as otherwise expressly provided herein.

        17. BINDING EFFECT. Subject to Section 9 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

        18. AMENDMENT OF AGREEMENT. The Committee may, to the extent consistent with the terms of this Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any portion of the Option heretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of the Optionee in respect of any Option already granted shall not to that extent be effective without the consent of the Optionee.

        19. OPTION SUBJECT TO PLAN. By entering into this Agreement, the Optionee agrees and acknowledges that the Optionee has received and read a copy of the Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

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        20.     GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                    AMN HEALTHCARE SERVICES, INC.


                                    By:/s/ Steven C. Francis
                                       --------------------------------------
                                       Name:  Steven C. Francis
                                       Title:  President and CEO



                                    OPTIONEE



                                    By:/s/ Donald R. Myll
                                       --------------------------------------
                                       Name:  Donald R. Myll
                                       Title:  CFO